SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 8, 1999


                                  TEXOIL, INC.
      (Exact name of small business issuer as specified in its charter)


        NEVADA                       0-12633                   88-0177083
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

                            110 Cypress Station Drive
                                   Suite 220
                              Houston, Texas 77090
                    (Address of principal executive offices)

                                 (281) 537-9920
                           (Issuer's telephone number)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)

ITEM 5. AMENDED ARTICLES OF INCORPORATION AND BYLAWS

At the Annual Meeting of Shareholders held on November 8, 1999, the shareholders approved the adoption of the Amended and Restated Articles of Incorporation attached hereto as Exhibit 3.1 and the adoption of Amended and Restated Bylaws attached hereto as Exhibit 3.2. Further, the shareholders approved the issuance of the Series A Convertible Preferred Stock which was funded on November 10, 1999. The Certificate of Designation establishing Series A Convertible Preferred Stock is attached hereto as Exhibit 4.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits
            Exhibit 3.1 - Amended and Restated  Articles of  Incorporation  of
                          Texoil, Inc.
            Exhibit 3.2 - Amended and Restated Bylaws of Texoil, Inc.
            Exhibit 4.1 - Certificate of Designation establishing Series A
                          Convertible Prefered Stock of Texoil, Inc.

----------------
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


DATE: NOVEMBER 15, 1999                   TEXOIL, INC.


                                          By:  /S/ FRANK A. LODZINSKI
                                               FRANK A. LODZINSKI
                                               President and
                                               Principal Financial Officer